UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-07471

Matthew 25 Fund

(Exact name of registrant as specified in charter)

715 Twining Road

Suite 212

Dresher, PA  19025

 (Address of principal executive offices) (Zip code)

Mark Mulholland

715 Twining Road

Suite 212

Dresher, PA  19025

(Name and address of agent for service)

Registrant's telephone number, including area code: (215) 884-4458

Date of fiscal year end: December 31

Date of reporting period: June 30, 2020

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

Matthew 25 Fund

SEMI-ANNUAL REPORT

JUNE 30, 2020

(UNAUDITED)

Matthew 25 Fund

1-888-M25-FUND

Fund Symbol: MXXVX

Website: www.matthew25fund.com

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports like this one will no longer be sent by mail, unless you specifically request from your financial intermediary (such as a broker-dealer or bank) or the Fund to receive (free of charge) paper copies of the reports. Instead, the reports will be made available on the Fund’s website www.matthew25fund.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your financial intermediary or, if you are a direct investor, by following the instructions included with paper Fund documents that will be mailed to you.

This report is provided for the general information of Matthew 25 Fund shareholders.  It is not authorized for distribution unless preceded or accompanied by an effective prospectus, which contains more complete information about the Fund. Please read it carefully before you invest.

MATTHEW 25 FUND

MANAGER’S COMMENTARY

JUNE 30, 2020 (UNAUDITED)

 Dear Matthew 25 Fund Shareholders,

Our Matthew 25 Fund declined 13.67% for the first six months of 2020.  We have completed 24.5 years in business.  Over this period, a $10,000 investment in our Fund at the start of 1996 grew to $114,125 during our Fund’s 24.5 years as a public investment company.  This was a 10.45% average annual compounded return after all expenses and fees.  During this time period, the same $10,000 investment in the S&P 500 Index grew to $80,201.  An S&P 500 Index Fund’s return would have been lower than 8.86% after deducting any expenses and fees occurring within the selected index fund.

The following table shows our portfolio holdings including additions and deletions for the first six months followed by the price changes for each.

		Beginning	Ending	%
Portfolio Throughout 6/30/20	Ticker	Value	Value	Change
Apple, Inc.	AAPL	$293.65	$364.80	24.23%
Facebook, Inc.	FB	$205.25	$227.07	10.63%
KKR & Co., Inc. Class A	KKR	$29.17	$30.88	5.86%
MasterCard, Inc. Class A	MA	$298.59	$295.70	-0.97%
Kansas City Southern	KSU	$153.16	$149.29	-2.53%
FedEx Corp.	FDX	$151.21	$140.22	-7.27%
Polaris Industries, Inc.	PII	$101.70	$92.55	-9.00%
Goldman Sachs Group, Inc.	GS	$229.93	$197.62	-14.05%
Berkshire Hathaway, Inc. Class A	BRK/A	$339,590.00	$267,300.00	-21.29%
Federal Agricultural Mortgage Corp. Class C	AGM	$83.50	$64.01	-23.34%
Federal Agricultural Mortgage Corp. Class A	AGM'A	$73.77	$56.09	-23.97%
Brandywine Realty Trust	BDN	$15.75	$10.89	-30.86%
JP Morgan Chase & Co.	JPM	$139.40	$94.06	-32.53%
Fannie Mae Preferred	FNMAH	$10.49	$6.86	-34.60%
Portfolio Additions
Insperity, Inc.	NSP	$37.68	$64.73	71.79%
Amazon.com, Inc.	AMZN	$1,944.37	$2,758.82	41.89%
East West Bancorp, Inc.	EWBC	$29.91	$36.24	21.16%
Fannie Mae Common	FNMA	$1.83	$2.17	18.58%
Interface, Inc.	TILE	$7.99	$8.14	1.88%
Portfolio Deletion
Toll Brothers Inc.	TOL	$39.51	$33.70	-14.71%
Customers Bancorp, Inc.	CUBI	$23.81	$10.41	-56.28%

In my search/research for investment ideas, it is difficult to find undervalued investments in S&P 500 stocks.  I believe this is because index investing is where the “Crowd” is currently putting its money.  As I write this letter, the S&P 500 Index is at $3,375, and the estimate for next year’s earnings for this index is $162.87 for a Forward PE Ratio of 20.72. This is above the average Forward PE Ratio of 18.41 (see 12/31/19 Letter to Shareholders).  Therefore, I have redirected my search/research towards small and mid-cap stocks so as to find undervalued investments with the best risks and rewards potential going forward.

MATTHEW 25 FUND

MANAGER’S COMMENTARY (CONTINUED)

JUNE 30, 2020 (UNAUDITED)

In the balance of this letter I would like to share with you my research on one of our current small-cap investments Brandywine Realty Trust (BDN).  I do this cautiously because it may lead people to associate one stock with our fund.  Any single investment is just a “tool” for potential profits for our Matthew 25 Fund.  I am happy to own BDN, but it is not my favorite investment for risk/return potential as evidenced by it being only our 9th largest holding.  However, this stock is interesting for a few reasons.  I know this investment well since we have owned it since 2009 and I have seen its successes. BDN merits review because of the effects the Coronavirus pandemic may have on this company.  Plus it is a stock that I have received the most questions from shareholders and advisors during this downturn so my letter may answer your questions as well.  At the same time, I believe BDN’s return potential has increased due to its price decline and is supported by some favorable fundamental events of which you may not be aware.

Brandywine Realty Trust (BDN) is an Office Real Estate Investment Trust (REIT). It dominates the office market in two cities, Philadelphia, PA and Austin, TX.  The management team, led by Mr. Gerard Sweeney, is capable and is a significant shareholder of BDN. The Philly market is the best value market in the Northeast corridor while the Austin market is a growth market.  Offices are underutilized due to the pandemic shutdown and may have been permanently changed.  The debate is centered upon whether U.S. businesses will be Home-Centered or Office-Centered going forward.  I do not know which scenario will win; only time will tell.  However, my belief is that within a few years American businesses will be primarily Office-Centered.

As you can see in the table above, BDN was down 30% for the year to a price of $10.89. This price is a 24.5% discount to the cost of all of Brandywine’s real estate net of debt.  These buildings were either purchased or constructed by BDN over the past 20 years. These same properties are required to be carried at the lower of cost or market on the balance sheet.  This means if management has evidence that current market value of a property is permanently less than its cost then they must write that property down to market value. Alternatively, if market value is above cost then management must leave the property at cost unless a financial transaction occurs. Seems unfair but it is the rule.

The net cost of properties on a per share basis is what I call Adjusted Book Value (ABV) which is book value minus goodwill plus accumulated depreciation. This figure was $14.44 per share as of June 30th.  Now a fair question is whether this figure overstates, understates or fairly values BDN’s real estate value?  I believe ABV is undervaluing the market value of Brandywine’s properties. This was partially revealed on BDN’s announcement of July 22nd.  BDN sold a 30% interest in its two Commerce Square buildings in Philadelphia for $115 million in cash plus some debt assumption to an undisclosed real estate investor.  I had to do some digging for the following information, but it was worth the effort.  BDN bought the two Commerce buildings in 2013 for $331.8 million. It invested $109.8 million in cash and took on a mortgage of $222 million. The partial sale restates the buildings’ value to over $600 million.  The mortgage will stay in place, BDN will still be paid for managing these properties and has received all its cash back while still owning 70% of the buildings.  Not bad!

MATTHEW 25 FUND

MANAGER’S COMMENTARY (CONTINUED)

JUNE 30, 2020 (UNAUDITED)

These Commerce Square buildings only represented 4.5% of the ABV or 65 cents of the $14.44.  BDN will record a $270 million gain from this deal. In other words, these two properties were worth $1.58 higher on a per share basis than their carrying costs of $0.65.

BDN also announced in July:

The following is a summary of our second quarter and July consolidated cash base rent collections as of July 20, 2020:

▪	99.6% of total cash-based rent has been received from our tenants during the second quarter 2020.

▪

We have granted rent relief requests primarily to our co-working and retail tenants, totaling approximately 1.0% of annualized billings. The relief requests have substantially all been in the form of rent deferrals that are primarily being repaid in 2020 and 2021.

For July, approximately 98% of total cash-based rent has been received from our tenants which reflects 99% collection rate from our office tenants.

Portfolio Results (excluding Commerce Square)

▪	Core Portfolio: 90.7% occupied and 93.8% leased.

▪	New and Renewal Leases Signed: 401,000 square feet

▪	Rental Rate Mark-to-Market: Increased 19.4% / 10.3% on accrual/cash basis

The Home or Office Centric debate is still a risk, but this information reveals that the economic value of Brandywine’s office buildings, based on new rents, has actually increased and office rents are being paid so far during this pandemic.

Now another and probably more pertinent measure of value than the above cost analysis is Intrinsic Value.  This is best measured by Cap Rate for commercial real estate.  Cap rate is calculated by cash flow over the cost of the property.  Brandywine does not disclose cap rate for its individual properties, but we can calculate this on all of its properties based on BDN’s Enterprise Value (total value) and its EBITDA (pre-tax cash flow).  As of the June 30th (six months) financials, Brandywine’s Net Long-term Debt was $1,830.19 million.  BDN’s shares outstanding were 170.5732 million. Thus at the

MATTHEW 25 FUND

MANAGER’S COMMENTARY (CONTINUED)

JUNE 30, 2020 (UNAUDITED)

price of $10.89 this would be an Enterprise Value of $3,687.73 million.  Its EBITDA (annualized on six months) should be around $311.25 million. This is a cap rate of 8.44%. According to the Institute of Real Estate Operating Companies, the average cap rate for stabilized urban commercial real estate was 5.2% as of August 2019. Maybe the rate would be higher today, but I believe the 2019 rate may be achievable sometime in the future. (The higher the cap rate the lower the property value, and a lower cap rate yields higher property value if the cash flow is the same.)

Brandywine Realty is a dynamic company with planned growth projects in Philadelphia’s Schuylkill Yards and other locations in Austin Texas. This growth should increase its cash flow in the future. However, without incorporating any growth I can estimate a future value for BDN.  Assuming that in four years the majority of businesses continue to be office centric and office real estate sells at just a 6% cap rate (still valuing the properties lower than last year’s cap rate average of 5.2%). This 6% cap rate on BDN’s EBITDA of $311.25 million would produce an Enterprise Value of $5,187.50 million.  Subtracting the long-term debt of $1,830.19 million leaves $3,357.31 million in equity value.  Dividing this by the outstanding shares of 170.5732 million produces a potential future value per share of $19.68.  Historically, I would regard a 6% cap rate for quality urban office buildings as still an attractive investment price. Finally, by taking the price on June 30th of $10.89 and the potential fair value in 4 years of $19.68 including the $0.76 dividend would generate a 23% average annual rate of return.  Thus you can see the potential high rate of return with our investment in Brandywine. (Please note that the return potential decreases at prices higher than $10.89.)

Hopefully, this exercise gives you some insight into the research of just one small-cap holding.  I do not know the ultimate outcome on the Home or Office debate, but I wanted to present the positive data that BDN released a few weeks ago and its return potential.  This information is contrary to what is the current opinion of the office real estate market. I will monitor this situation and will act accordingly to any new concrete information. Pun intended. My wife and I continue to increase our investments in our Matthew 25 Fund and as I write this letter we own just over 6.45% of our Fund’s outstanding shares.  As always, “Thank you for choosing our Matthew 25 Fund as one of your investment choices.” It is an honor to work for you and to invest side by side with you.

Good fortune,

 Mark Mulholland

Except for any historical information, the matters discussed in this letter contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These forward-looking statements involve risks and uncertainties, including activities, events or developments that the Advisor expects, believes or anticipates will or may occur in the future. A number of factors could cause actual results to differ from those indicated in the forward-looking statements.  Such statements are subject to a number of assumptions, risks and uncertainties. Readers are cautioned that such statements are not guarantees of future performance and actual results may differ materially from those set forth in the forward-looking statements. The Advisor undertakes no obligation to publicly update or revise forward-looking statements whether as a result of new information or otherwise.

MATTHEW 25 FUND

PERFORMANCE ILLUSTRATION

JUNE 30, 2020 (UNAUDITED)

Cumulative Performance Comparison of $10,000 Investment Since December 31, 1995

Average Annual Total Returns
For the Periods Ended June 30, 2020

	Matthew 25 Fund	S&P 500 Index
6 Months	-13.67%	-3.08%
1 Year	-5.54%	7.51%
3 Year	5.31%	10.72%
5 Year	6.45%	10.72%
10 Year	13.85%	13.98%
12/31/1995 – 6/30/2020	10.45%	8.86%

The graph above represents the changes in value for an initial $10,000 investment in the Matthew 25 Fund from 12/31/95 to 6/30/20.  These changes are then compared to a $10,000 investment in the Standard & Poor’s 500 Index (“S&P 500”). The Fund's returns include the reinvestment of all dividends, but do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.  Past performance is not predictive of future performance.  Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost.

The S&P 500 is a market value-weighted index, representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange.  The S&P 500 is a widely recognized, unmanaged index of common stock prices.  The figures for the S&P 500 reflect all dividends reinvested but do not reflect any deductions for fees, expenses or taxes.

MATTHEW 25 FUND

TOP TEN HOLDINGS & ASSET ALLOCATION

JUNE 30, 2020 (UNAUDITED)

Top Ten Holdings	(% of Net Assets)

Fannie Mae (a)	15.03%
Goldman Sachs Group, Inc.	11.77%
Apple, Inc.	10.48%
Facebook, Inc. Class A	7.71%
Polaris Industries, Inc.	6.93%
FedEx Corp.	6.59%
Kansas City Southern	6.50%
KKR & Co., Inc. Class A	6.34%
Brandywine Realty Trust	6.05%
JP Morgan Chase & Co.	5.40%
82.80%

(a) Includes the total of Fannie Mae preferred stocks.

Asset Allocation	(% of Net Assets)

Air Courier Services	6.59%
Business Services	1.75%
Carpets & Rugs	0.81%
Electronic Computers	10.48%
Federal & Federally - Sponsored Credit Agencies	4.88%
Fire, Marine & Casualty Insurance	4.19%
Investment Advice	6.34%
National Commercial Bank	5.40%
Railroads, Line-Haul Operations	6.50%
Real Estate Investment Trusts	6.05%
Retail-Catalog & Mail-Order Houses	2.74%
Security Brokers, Dealers & Exchanges	11.77%
Services-Computer Programming, Data Processing, Etc.	7.71%
Services-Help Supply Services	0.91%
State Commercial Banks	1.44%
Transportation Equipment	6.93%
Preferred Stocks	15.03%
Money Market Fund	0.36%
Other Assets Less Liabilities, Net	0.12%
100.00%

Industries are categorized using Standard Industrial Classification (SIC).

MATTHEW 25 FUND

SCHEDULE OF INVESTMENTS

JUNE 30, 2020 (UNAUDITED)

Shares/Principal Amount		Cost	Value	% of Net Assets

COMMON STOCKS

Air Courier Services
135,000	FedEx Corp.	$12,353,537	$18,929,700	6.59%

Business Services
-	The Depository Trust & Clearing Corp. (Acquisition Dates 08/24/12 - 02/26/20) (*) (**) (b)	1,140	3,707
17,000	MasterCard, Inc. Class A	332,731	5,026,900
		333,871	5,030,607	1.75%
Carpets & Rugs
286,000	Interface, Inc.	2,286,366	2,328,040	0.81%

Electronic Computers
82,500	Apple, Inc.	1,244,805	30,096,000	10.48%

Federal & Federally - Sponsored Credit Agencies
148,250	Federal Agricultural Mortgage Corp. Class C	7,817,689	9,489,482
80,600	Federal Agricultural Mortgage Corp. Class A	5,370,091	4,520,854
465,000	Federal National Mortgage Association Fannie Mae *	852,476	1,009,050
		14,040,256	15,019,386	5.23%
Fire, Marine & Casualty Insurance
45	Berkshire Hathaway Class A *	3,839,404	12,028,500	4.19%

Investment Advice
590,000	KKR & Co., Inc. Class A	8,311,052	18,219,200	6.34%

National Commercial Bank
165,000	JP Morgan Chase & Co.	5,701,510	15,519,900	5.40%

Railroads, Line-Haul Operations
125,000	Kansas City Southern	6,123,081	18,661,250	6.50%

Real Estate Investment Trusts
1,595,000	Brandywine Realty Trust	17,730,629	17,369,550	6.05%

Retail-Catalog & Mail-Order Houses
2,850	Amazon.com, Inc. *	5,541,440	7,862,637	2.74%

Security Brokers, Dealers & Exchanges
171,000	Goldman Sachs Group, Inc.	20,457,912	33,793,020	11.77%

Services-Computer Programming, Data Processing, Etc.

97,500	Facebook, Inc. Class A *	14,511,494	22,139,325	7.71%

The accompanying notes are an integral part of these financial statements.

MATTHEW 25 FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

JUNE 30, 2020 (UNAUDITED)

Shares/Principal Amount		Cost	Value	% of Net Assets

Services-Help Supply Services
40,500	Insperity, Inc.	$ 1,526,005	2,621,565	0.91%

State Commercial Banks
114,500	East West Bancorp, Inc.	3,424,661	4,149,480	1.44%

Transportation Equipment
215,000	Polaris Industries, Inc.	13,268,605	19,898,250	6.93%

	Total Common Stocks	130,694,628	243,666,410	84.84%

PREFERRED STOCKS

607,640	Fannie Mae - Series F perpetual, 0.00% (2-Year CMT - 0.160%) (c) *	7,738,145	7,097,235
390,950	Fannie Mae - Series G perpetual, 0.00% (2-Year CMT - 0.180%) (c) *	3,646,201	4,546,749
158,000	Fannie Mae - Series H perpetual, 5.81% *	1,080,455	1,978,160
58,550	Fannie Mae - Series I perpetual, 5.375% *	329,470	878,250
326,211	Fannie Mae - Series L perpetual, 5.125% *	2,528,292	4,045,016
505,515	Fannie Mae - Series M perpetual, 4.75% *	3,916,820	6,066,180
230,000	Fannie Mae - Series N perpetual, 5.50% *	1,452,175	2,852,000
389,500	Fannie Mae - Series O perpetual, 0.00% (10-Year CMT + 2.375%) (a) (c) *	4,451,706	5,063,500
1,400,000	Fannie Mae - Series P perpetual, 0.00% (3-Month LIBOR + 0.750%) (a) (c) *	4,440,947	9,604,000
	Total Preferred Stocks	29,584,211	42,131,090	14.68%

MONEY MARKET FUND
1,047,424	First American Government Obligation Fund Class Z, 0.06% (a)	1,047,424	1,047,424	0.36%

	Total Investments	$161,326,263	$286,844,924	99.88%

	Other Assets Less Liabilities, Net		341,943	0.12%

	Net Assets		$287,186,867	100.00%

* Non-Income producing securities during the period.

** Level 3 Security

(a) Variable rate security; the rate shown represents the yield at June 30, 2020.

(b) Actual shares owned 0.10872 shares.

(c) Floating/variable note with current rate and current maturity or next reset date shown.

The accompanying notes are an integral part of these financial statements.

MATTHEW 25 FUND

STATEMENT OF ASSETS AND LIABILITIES

JUNE 30, 2020 (UNAUDITED)

Assets
Investment in securities at market value (cost $161,326,263)	$ 286,844,924
Cash	1,090
Receivables:
Securities sold	403,940
Shares sold	61,636
Prepaid expenses	24,327
Dividends & Interest	137,802
Total Assets	287,473,719
Liabilities
Payables:
Securities purchased	104,893
Shares redeemed	140,031
Trustee fees	3,250
Accrued expenses	38,678
Total Liabilities	286,852

Net Assets (Equivalent to $27.66 per share based on 10,382,987	$ 287,186,867
shares of capital stock outstanding, 100,000,000 shares
authorized, $0.01 par value)
Minimum redemption price per share $27.66 x 0.98 = $27.11 (Note 7)

Composition of Net Assets
Shares of common stock	$ 103,830
Additional paid-in capital	145,079,276
Distributable earnings	142,003,761

Net Assets	$ 287,186,867

The accompanying notes are an integral part of these financial statements.

MATTHEW 25 FUND

STATEMENT OF OPERATIONS

For the six months ended June 30, 2020 (UNAUDITED)

Investment Income
Dividends	$ 2,683,527
Interest	3,781
Total Investment Income	2,687,308

Expenses
Management fees	1,521,967
Transfer agent and accounting fees	33,681
Postage and printing	28,009
Custodian and bank fees	23,181
Registration fees	13,403
Professional fees	11,550
Trustees' fees and expenses	10,690
Compliance Officer fees	10,579
Insurance	9,997
Office expenses	7,406
NSCC fees	1,621
NASDAQ fees	349
Total Expenses	1,672,433

Net Investment Income	1,014,875

Realized and Unrealized Gain (Loss) from Investments
Net realized gain from investments	11,689,265
Net change in unrealized depreciation on investments	(67,093,922)
Net realized and unrealized loss from investments	(55,404,657)

Net decrease in net assets resulting from operations	$ (54,389,782)

The accompanying notes are an integral part of these financial statements.

MATTHEW 25 FUND

STATEMENTS OF CHANGES IN NET ASSETS

	(Unaudited)
	Six Months
	Ended	Year Ended
	6/30/2020	12/31/2019

Increase (Decrease) in Net Assets From Operations
Net investment income	$ 1,014,875	$ 1,411,514
Net realized gain from investments	11,689,265	9,292,324
Unrealized appreciation (depreciation) on investments	(67,093,922)	104,648,538
Net increase (decrease) in assets resulting from operations	(54,389,782)	115,352,376

Distributions to Shareholders	-	(6,922,878)

Capital Share Transactions	(31,701,082)	(20,161,357)

Total Increase (Decrease) in Net Assets	(86,090,864)	88,268,141

Net Assets at Beginning of Period	373,277,731	285,009,590

Net Assets at End of Period	$287,186,867	$373,277,731

The accompanying notes are an integral part of these financial statements.

MATTHEW 25 FUND

FINANCIAL HIGHLIGHTS

Selected data for a share outstanding throughout each period:

	(Unaudited) Six Months
	Ended	Years Ended
	6/30/2020	12/31/2019	12/31/2018	12/31/2017	12/31/2016	12/31/2015
Net Asset Value -
Beginning of Period	$ 32.04	$ 22.97	$ 34.05	$ 29.39	$ 25.38	$ 31.25
Net Investment Income (Loss) (1)	0.09	0.12	0.12	0.07	0.23	(0.02)
Net Gains or (Losses) on Investments
(realized and unrealized)	(4.48)	9.54	(6.74)	7.18	6.61	(3.81)
Total from Investment Operations	(4.39)	9.66	(6.62)	7.25	6.84	(3.83)

Less Distributions
From net investment income	0.00	(0.12)	(0.13)	(0.07)	(0.28)	0.00
From realized gains	0.00	(0.48)	(4.34)	(2.53)	(2.56)	(2.07)
Total Distributions	0.00	(0.60)	(4.47)	(2.60)	(2.84)	(2.07)

Paid in capital from redemption fees	0.01	0.01	0.01	0.01	0.01	0.03

Net Asset Value -
End of Period	$ 27.66	$ 32.04	$ 22.97	$ 34.05	$ 29.39	$ 25.38

Total Return (2)	(13.67)% (4)	42.14%	(19.47)%	24.69%	26.92%	(12.19)%

Net Assets - End of Period (000's omitted)	$ 287,187	$ 373,278	$285,010	$422,798	$ 392,531	$ 499,630

Ratio of Expenses to Average Net Assets	1.10%(3)	1.08%	1.10%	1.08%	1.09%	1.06%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.67%(3)	0.41%	0.36%	0.22%	0.87%	(0.08)%

Portfolio Turnover Rate	9.52%(4)	10.99%	24.55%	10.87%	10.71%	17.52%

(1) Per share net investment income (loss) has been determined on the average number of shares outstanding during the year.

(2) Total return assumes reinvestment of dividends.

(3) Annualized.

(4) Not Annualized.

The accompanying notes are an integral part of these financial statements.

MATTHEW 25 FUND

NOTES TO FINANCIAL STATEMENTS

JUNE 30, 2020 (UNAUDITED)

NOTE 1 - Nature of Operations

Matthew 25 Fund, Inc. was incorporated on August 28, 1995 in Pennsylvania and commenced operations on October 16, 1995. On November 2, 2012, a new Pennsylvania business trust was formed as Matthew 25 Fund. On January 1, 2013, Matthew 25 Fund was merged into the new business trust, and all of the attributes and ownership of the Pennsylvania Corporation (formerly Matthew 25 Fund, Inc.) are now part of the business trust known as Matthew 25 Fund (the “Fund”). The Fund is registered as an open-end, non-diversified management investment company under the Investment Company Act of 1940, and its shares are registered under the Securities Act of 1933. The Fund’s objective is to seek long-term capital appreciation. Income is a secondary objective.

NOTE 2 - Summary of Significant Accounting Policies

The following is a summary of the significant accounting policies followed by the Fund. The Fund follows the accounting and reporting guidance of FASB Accounting Standard Codification 946 applicable to investment companies.

Security Valuation

All investments in securities are recorded at their estimated fair value, as described in Note 3.

Federal Income Taxes

The Fund makes no provision for federal income or excise tax.  The Fund intends to qualify each year as a “regulated investment company” (“RIC”) under subchapter M of the Internal Revenue Code of 1986, as amended, by complying with the requirements applicable to RICs and by distributing substantially all of their taxable income.  The Fund also intends to distribute sufficient net investment income and net capital gains, if any, so that they will not be subject to excise tax on undistributed income and gains.  If the required amount of net investment income or gains is not distributed, the Fund could incur a tax expense. Therefore, no federal income tax or excise provision is required.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained, assuming examination by tax authorities. Management has analyzed the Fund’s tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2016-2019) or expected to be taken in the Fund’s 2019 tax returns. The Fund identifies their major tax jurisdiction as U.S. Federal, however the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the six months ended June 30, 2020, the Fund did not incur any interest or penalties.

Distributions to Shareholders

The Fund intends to distribute to its shareholders substantially all of its net investment income, if any, and net realized capital gains, if any, annually.

MATTHEW 25 FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

JUNE 30, 2020 (UNAUDITED)

Cash and cash equivalents

The Fund considers all highly liquid debt instruments having original maturities of three months or less at the date of purchase to be cash equivalents. The Fund may, during the ordinary course of business, maintain account balances with banks in excess of federally insured limits. The Fund has not experienced losses on these accounts, and management believes that the Fund is not exposed to significant risks on such accounts.

Other

The Fund follows industry practice and records security transactions on the trade date.  The specific identification method is used for determining gains or losses for financial statements and income tax purposes.  Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis.

Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period.  Actual results could differ from those estimates.

Warrants

The Fund can invest in warrants of companies of any market capitalization. A warrant gives the Fund the right to buy stock, typically from the issuer. The warrant specifies the amount of underlying stock, the purchase (or “exercise”) price, and the date the warrant expires. Certain warrants permit, without legal obligation, net settlement for stock or cash. The Fund has no obligation to exercise the warrants and buy the stock.

Subsequent Events

Management has evaluated subsequent events through the date the financial statements were issued and has determined no such events requiring disclosure.

NOTE 3 – Securities Valuations

Processes and Structure

The Fund’s Board of Trustees has adopted guidelines for valuing securities including in circumstances in which market quotes are not readily available and has delegated to the Adviser the responsibility for determining fair value prices, subject to review by the Board of Trustees.

The Fund's Board of Trustees has adopted guidelines for Fair Value Pricing, and has delegated to the Advisor the responsibility for determining fair value prices, subject to review by the Board of Trustees. Generally, Fair Value Pricing is used only when market prices are unavailable. As an example, if trading is halted on one of the Fund's portfolio holdings while the market remains open for most other securities, the Advisor may use Fair Value Pricing to value the holding in order to calculate the day's NAV.

MATTHEW 25 FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

JUNE 30, 2020 (UNAUDITED)

Hierarchy of Fair Value Inputs

The Fund utilizes various methods to measure the fair value of most of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. The three levels of inputs are as follows:

•

Level 1. Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

•

Level 2. Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments in active markets, interest rates, implied volatilities, credit spreads, yield curves, and market-collaborated inputs.

•

Level 3. Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Fair Value Measurements

A description of the valuation techniques applied to the company's major categories of assets and liabilities measured at fair value on a recurring basis follows.

Equity securities (common stocks and preferred stocks). Securities traded on a national securities exchange (or reported on the NASDAQ national market) are stated at the last reported sales price on the day of valuation. To the extent these securities are actively traded, and valuation adjustments are not applied, they are categorized in level 1 of the fair value hierarchy. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, Exchange Traded Funds, and the movement of the certain indexes of securities based on a statistical analysis of the historical relationship and that are categorized in level 2. Exchange or NASDAQ securities that have not recently traded are

MATTHEW 25 FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

JUNE 30, 2020 (UNAUDITED)

valued at the last bid price in the securities primary market. Preferred stock and other equities traded on inactive markets or valued by reference to similar instruments are also categorized in level 2, or level 3 as applicable.

Short-term investment. Short-term investments are valued using amortized cost, which approximates fair value. These securities will be categorized Level 1 of the fair value hierarchy.

The following table summarizes the inputs used to value the Fund's assets and liabilities measured at fair value as of June 30, 2020:

	Financial Instruments – Assets
Categories	Level 1	Level 2	Level 3	Fair Value

Common Stocks *	$239,141,849	$ 4,520,854	$ 3,707	$243,666,410
Preferred Stocks	42,131,090	--	--	42,131,090
Short-Term Investment	1,047,424	--	--	1,047,424
	$282,320,363	$ 4,520,854	$ 3,707	$286,844,924

* Industry classifications for these categories are detailed in the Schedule of Investments.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Level 3
Balance as of 12/31/2019	$3,341
Accrued Accretion/(Amortization)	-
Change in Unrealized Appreciation/(Depreciation)	357
Realized Gain/(Loss)	-
Purchases/Sales	9
Transfers In/(Out) of Level 3	-
Balance as of 6/30/2020	$3,707

The Level 3 valuation technique and significant unobservable inputs used for the Fund’s investment is the valuation of the security based on the latest available market value provided by the Company.

NOTE 4 - Investment Advisory Agreement and Other Related Party Transactions

The Fund has an investment advisory agreement with The Matthew 25 Management Corporation, (“The Advisor”) whereby The Advisor receives a fee of 1% per year on the net assets of the Fund.  All fees are computed on the daily closing net asset value of the Fund and are payable monthly.  The Advisor has agreed to decrease the investment advisory fee or, if necessary, to reimburse the Fund if and to the extent that the Fund's aggregate annual operating expenses exceed 2.0% of the first $10,000,000 and 1.5% of the next $20,000,000.

MATTHEW 25 FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

JUNE 30, 2020 (UNAUDITED)

The management fee for the six months ended June 30, 2020, as computed pursuant to the investment advisory agreement, totaled $1,521,967. The management fee is the only revenue for The Matthew 25 Management Corp., and the Advisor's expenses are paid out of this revenue.

Mr. Mark Mulholland is the sole director of The Advisor and is also the President of the Fund. In addition, Mr. Mulholland is a registered representative at Boenning & Scattergood Inc. At Boenning & Scattergood, Mr. Mulholland is the broker of record for 94 non-discretionary brokerage accounts with approximately $93 million in assets. During the previous 5 years ended December 31, 2019, the Fund placed 3 portfolio trades through Boenning and Scattergood, for which Mr. Mulholland received $0 in commission. During the six months ended June 30, 2020, the Fund placed 1 portfolio trade through Boenning and Scattergood, for which Mr. Mulholland received $0 in commission. Mr. Mulholland does receive commissions when placing trades through Boenning & Scattergood for his Boenning & Scattergood clients.  Additionally, some of Mr. Mulholland’s Boenning & Scattergood clients may buy the same securities that are in the Fund’s portfolio, sometimes on the same day as the Fund.

Boenning & Scattergood Inc. is not otherwise associated with Matthew 25 Fund or The Advisor and is not responsible for any of the investment advice rendered to the Fund by The Advisor or Mr. Mulholland.

The Fund’s Chief Compliance Officer is the sister of an interested Trustee of the Fund.

NOTE 5 - Investments

For the six months ended June 30, 2020, purchases and sales of investment securities other than short-term investments aggregated $29,246,654 and $59,879,955, respectively.

NOTE 6 - Capital Share Transactions

As of June 30, 2020 there were 100,000,000 shares of $0.01 per value capital stock authorized.  The total par value and paid-in capital totaled $145,183,106. Transactions in capital stock were as follows:

	June 30, 2020		December 31, 2019
	Shares	Amount	Shares	Amount
Shares sold	501,447	$ 13,843,250	1,057,104	$ 31,508,162
Shares reinvested	-	-	205,005	6,496,599
Redemption fees	-	87,524	-	71,450
Shares redeemed	(1,769,743)	(45,631,856)	(2,017,056)	(58,237,568)
Net decrease	(1,268,296)	$(31,701,082)	(754,947)	$(20,161,357)

NOTE 7 - Redemption Fee

To discourage short-term trades by investors, and to compensate the Fund for costs that may be incurred by such trades, the Fund will impose a redemption fee of 2% of the total redemption amount (calculated at market value) if shares are held for 365 days or less.  The redemption fee does not apply to shares purchased through reinvested distributions.

MATTHEW 25 FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

JUNE 30, 2020 (UNAUDITED)

For the six months ended June 30, 2020, the Fund received $87,524 in redemption fees that were reclassified to paid-in capital.

NOTE 8 – Tax Matters

As of June 30, 2020, the tax basis unrealized appreciation (depreciation) and cost of investment securities, including short-term investments, were as follows:

Federal tax cost of investments (including short-term investments)+

$   161,349,877

Gross tax unrealized appreciation on investments

$   130,417,742

Gross tax unrealized depreciation on investments

       (4,922,695)

Net tax unrealized appreciation

$   125,495,047

The Fund’s distributable earnings on a tax basis is determined only at the end of each fiscal year. As of December 31, 2019, the Fund’s most recent fiscal year end, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income

  $       105,863

Undistributed capital gain

        2,496,773

Unrealized appreciation

    192,588,969

Total distributable earnings

  $195,191,605

+ The difference between the book cost and tax cost of investments represents disallowed wash sales for tax purposes.

Ordinary income and long-term capital gain distributions are determined in accordance with Federal income tax regulations, which may differ from the character of net investment income or net realized gains presented in the financial statements in accordance with U.S. GAAP.

The tax character of distributions paid during the six months ended June 30, 2020 and fiscal year ended December 31, 2019 are as follows:

	6/30/2020	12/31/2019
Ordinary income	$ -	$ 1,409,023
Long-term capital gain	-	5,513,855
Total	$ -	$ 6,922,878

NOTE 9 - Control and Ownership

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a Fund creates a presumption of control of the Fund, under section 2 (a) (9) of the Investment Company Act of 1940, as amended.  As of June 30, 2020, National Financial Services Corp., for the benefit of its customers, owned approximately 33% of the Fund.

MATTHEW 25 FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

JUNE 30, 2020 (UNAUDITED)

NOTE 10 – Commitments & Contingencies

In the normal course of business, the Fund enters into contracts that contain general indemnifications to other parties. The Fund’s maximum exposure under these contracts is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The Fund expects the risk of loss to be remote.

NOTE 11 – Market Risk

Overall market risks may also affect the value of the Fund. Factors such as domestic economic growth and market conditions, interest rate levels and political events affect the securities markets. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issue, recessions and depressions, or other events could have a significant impact on the Fund and its investments and could result in increased premiums or discounts to the Fund’s net asset value, and may impair market liquidity, thereby increasing liquidity risk. The Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns.  During a general market downturn, multiple asset classes may be negatively affected. Changes in market conditions and interest rates can have the same impact on all types of securities and instruments.

An outbreak of infectious respiratory illness caused by a novel coronavirus known as COVID-19 was first detected in China in December 2019 and has now been detected globally. This coronavirus has resulted in travel restrictions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, prolonged quarantines, cancellations, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The impact of COVID-19, and other infectious illness outbreaks that may arise in the future, could adversely affect the economies of many nations or the entire global economy, individual issuers and capital markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illnesses in emerging market countries may be greater due to generally less established healthcare systems. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty.

MATTHEW 25 FUND

EXPENSE EXAMPLE

JUNE 30, 2020 (UNAUDITED)

  Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) direct costs, such as IRA fees, and transaction costs which consist of redemption fees; and (2) indirect costs, including management fees and other Fund operating expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period of January 1, 2020 to June 30, 2020.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.  IRAs with less than $10,000 may be charged $8 annually for IRA Custodian Fees at the discretion of the Fund's Management or Trustees.  This $8 fee is not reflected in the table below. To discourage short-term trades by investors, and to compensate the Fund for costs that may be incurred by such trades, the Fund will impose a redemption fee of 2% of the total redemption amount (calculated at market value) if shares are held for 365 days or less.  The redemption fee does not apply to shares purchased through reinvested distributions. The 2% redemption fee is not reflected in the table below.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expenses ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any direct costs, such as IRA fees.  Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if IRA fees were included your costs would be higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	January 1, 2020	June 30, 2020	January 1, 2020 through June 30, 2020

Actual	$1,000.00	$ 863.30	$5.10
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,019.39	$5.52

* Expenses are equal to the Fund's annualized expense ratio of 1.10%, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

MATTHEW 25 FUND

ADDITIONAL INFORMATION

JUNE 30, 2020 (UNAUDITED)

PROXY VOTING GUIDELINES

Matthew 25 Management Corp., the Fund's Advisor, is responsible for exercising the voting rights associated with the securities held by the Fund.  A description of the policies and procedures used by the Advisor in fulfilling this responsibility is available without charge, upon request, by calling 1-888-M25-FUND.

QUARTERLY FILING OF PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-PORT. The Fund's Forms N-PORT are available on the SEC's website at http://www.sec.gov.  The Fund's Forms N-PORT may also be reviewed and copied at the SEC's Public Reference Room in Washington DC.  Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

MATTHEW 25 FUND

BOARD OF TRUSTEES

JUNE 30, 2020 (UNAUDITED)

The business and affairs of the Fund are managed under the direction of the Fund's Trustees. Information pertaining to the Trustees of the Fund are set forth below.  The Fund's Statement of Additional Information includes additional information about the Fund's Trustees, and is available without charge, by calling 1-888-M25-FUND.  Each Trustee may be contacted by writing to the Trustee c/o Matthew 25 Fund, 715 Twining Road, Suite 212, Dresher, PA 19025.

Name and Age	Position with Fund	Length of Time Served with the Trust	Principal Occupation During Last Five Years	Other Directorships
INDEPENDENT TRUSTEES

Philip J. Cinelli, D.O. Age 60	Trustee	Trustee since 1996	Physician in Family Practice	None
Samuel B. Clement Age 62	Trustee	Trustee since 1996	Stockbroker with Securities of America	None
Linda Guendelsberger Age 60	Trustee Secretary of Fund	Trustee since 1996	Partner LG Legacy Group, LLC	None
Scott Satell Age 57	Trustee	Trustee since 1996	President of SAS 66 Enterprises, LLC Since 6/2018. Manufacturer's Representative with BPI Ltd Until 6/2018.	None
INTERESTED TRUSTEES

Steven D. Buck, Esq. Age 60	Trustee	Trustee since 1996	Attorney and Shareholder with Stevens & Lee	None
Mark Mulholland Age 60	Trustee President of Fund	Trustee since 1996	President of Matthew 25 Fund President of Matthew 25 Management Corp. and registered representative with Boenning & Scattergood	None

Mr. Buck and Mr. Mulholland are Trustees of the Fund and are considered "interested persons" as defined by the Investment Company Act of 1940.  Mr. Mulholland is an interested person insofar as he is President and owner of the Fund's Investment Adviser.  Mr. Buck is an interested person as long as he or his law firm provides legal advice to the Fund for compensation.  Additionally, Mr. Buck's sister Lesley Buck is the Chief Compliance Officer of Matthew 25 Fund.

Matthew 25 Fund

Item 2. Code of Ethics  Not applicable.

Item 3. Audit Committee Financial Expert  Not applicable.

Item 4. Principal Accountant Fees and Services  Not applicable.

Item 5. Audit Committee of Listed Companies.   Not applicable.

Item 6. Schedule of Investments. Included in Report to Shareholders.

Item 7. Disclosure of Closed End fund Proxy Voting Policies/Procedures. Not applicable.

Item 8.  Portfolio Managers of Closed-End Funds.  Not applicable.

Item 9. Purchases of Equity Securities by Closed End Funds. Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders. Not applicable.

Item 11. Controls and Procedures.

(a)

Disclosure Controls & Procedures.  The registrant’s president and chief financial officer has concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.

(b)

Internal Controls. There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(b) under the 1940 Act that occurred during the registrant’s first fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)

EX-99.CERT.  Filed herewith.

(a)(2)

Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable.

(b)

EX-99.906CERT.  Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Matthew 25 Fund

By /s/Mark Mulholland

     *Mark Mulholland

     President, Chief Financial Officer

Date: September 4, 2020

*Print the name and title of each signing officer under his or her signature.